SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report: February 8, 2005
(Date of Earliest Event Reported)

CABELTEL INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	0-8187 (Commission File No.)	75-2399477 (I.R.S. Employer Identification No.)

1755 Wittington Place, Suite 340
Dallas, Texas 75234
(Address of principal executive offices)

972-407-8400
(Registrant’s telephone number, including area code)

GREENBRIAR CORPORATION
(Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     Effective February 8, 2005, Registrant’s Articles of Incorporation were amended to change the name of the Corporation to CabelTel International Corporation. The proposal for the amendment was disclosed in an Information Statement filed by the Registrant with the Securities and Exchange Commission and distributed to stockholders on January 19, 2005. The only change effectuated by such Certificate of Amendment was a change of the name of the Registrant.

Item 8.01. Other Events

     Pursuant to the change of Registrant’s name from Greenbriar Corporation to CabelTel International Corporation, the CUSIP number of Registrant’s Common Stock, par value $0.01 per share, changed to 12681Y-10-06.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

     The following exhibits are filed herewith:

Exhibit Designation	Description of Exhibit
3.5	Certificate of Amendment to Articles of Incorporation effective February 8, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

Dated: February 9, 2005.	CABELTEL INTERNATIONAL CORPORATION (formerly Greenbriar Corporation)

	By:	/s/ Gene S. Bertcher

Gene S. Bertcher, President and Chief Financial Officer